Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

证券购买协议

本本《证券购买协议》（下称“本协议”）由以下双方于2025年5月13日（“生效日期”）共同签订，钧御工程（股票代码PGHL）一家根据开曼法律成立的公司（下称“公司”）；XXX，护照编号 （下称“购买方”）。公司及购买方单独称为“一方”，合称“双方”。

鉴于条款

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Regulations S thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, certain securities of the Company as more fully described in this Agreement

鉴于，根据本协议条款及条件，并依据《1933年证券法》（下称“《证券法》”）第4(a)(2)条项下对第5条注册要求的豁免及/或其《S条例》，公司拟向购买方发行并出售，且购买方拟从公司购买本协议所述的公司特定证券。

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

为此，双方基于本协议所含的相互约定及其他有效对价（兹确认已充分知悉并接受），达成如下协议：

ARTICLE I.

DEFINITIONS

第一条 定义

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

1.1 定义：除本协议其他条款另有定义外，下列术语在本第1.1条中的含义如下：

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in, and construed, under Rule 405 under the Securities Act.

“关联方”：指直接或间接通过一个或多个中介控制某一主体、受其控制或与其共同控制的任何主体（定义及解释参照《证券法》第405条规则）。

“Board of Directors” means the board of directors of the Company.

“董事会”：指公司董事会。

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“工作日”：指除周六、周日、美国联邦法定假日及纽约州银行机构因法律或政府要求关闭的日期。

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“交割”：指根据第2.1条进行的股份买卖交易完成。

“Closing Date” means the day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares, in each case, have been satisfied or waived.

“交割日”：指所有交易文件均已由相关各方签署并交付之日，且(i)买方支付认购金额的义务及(ii)公司交付股份的义务所对应的各项先决条件均已被满足或豁免。

“Commission” means the United States Securities and Exchange Commission.

“委员会”：指美国证券交易委员会。

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“普通股”指公司面值为每股0.001美元的普通股，以及该等证券日后可能被重新分类或转换成的任何其他类别证券。

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“证券交易法”指经修订的1934年《证券交易法》及其颁布的相关规则与条例。

“Exchange Rules” shall mean the listing rules of The NASDAQ Stock Market.

“交易规则”系指纳斯达克股票市场的上市规则

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“留置权”指留置、抵押、质押、担保权益、权利负担、优先购买权、优先认购权或其他限制性权利。

“Per Share Purchase Price” equals the average closing price quoted on the NASDAQ Stock Market for the common stock of the Company 5 trading days prior to the effective date of the Agreement, which is $0.67 per share, subject to adjustment for reverse and forward stock splits, stock combinations and other similar transactions of the Common Stock that may occur after the date of this Agreement and prior to Closing.

“每股购买价格”：指公司普通股在纳斯达克股票市场于本协议生效日前5个交易日的平均收盘价（即每股0.455美元），且需根据本协议签署之日后至交割前可能发生的以下交易进行调整：反向或正向股票分割，股票合并，或其他类似普通股结构调整。

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“个人”指自然人、公司、合伙企业、信托机构、已注册或未注册的协会、合资企业、有限责任公司、股份有限公司、政府（或其任何机构或下属部门）以及其他任何类型的实体。

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(c).

“所需批准”定义见第3.1(c)条

“RMB” means Ren Min Bi, the lawfully currency of the People’s Republic of China.

“人民币”指中华人民共和国法定货币。

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 144” 指美国证券交易委员会根据《证券法》颁布的第144号规则，包括该规则后续可能进行的修订或解释，以及委员会未来通过的与该规则具有基本相同目的和效力的任何类似规则或条例。

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(f).

“SEC报告”：定义见第3.1(f)条。

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“证券法”指经修订的1933年《证券法》及其颁布的相关规则与条例

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”), the Securities Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board, the Exchange Rules and applicable state securities laws and regulations.

“证券法”统指经修订的2002年萨班斯-奥克斯利法案（简称“萨班斯法案”）、《证券法》、《交易法》、配套实施细则与规章、由美国公众公司会计监督委员会颁布或采用的适用于“发行人”（定义见“萨班斯法案”）审计机构的审计原则/规则/标准及实务规范、交易所规则以及适用的各州证券法律法规。

“Shares” means an aggregate of 2527472shares of Common Stock to be issued to the Purchaser pursuant to this Agreement (the “Shares”).

“股份”指根据本协议将向买方发行的总计股普通股2527472（以下简称“股份”）。

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“卖空”指根据《证券交易法》项下《SHO条例》第200条规则所定义的所有“卖空交易”(但不包括对可借入普通股股份的定位和/或预留)。

“Subscription Amount” means, an aggregate amount of $115to be paid for Shares purchased by the Purchaser in United States dollars or equivalent RMB and in immediately available funds.

“认购金额”指购买方为购买股份支付的总额115万美元（或等值人民币），以美元或人民币即时可用资金形式支付。

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“子公司”指公司的任何子公司，且在适用情况下应包括公司于本协议日期后组建或收购的任何直接或间接子公司。

“Trading Day” means a day on which the principal Trading Market is open for trading.

“交易日”指主要交易市场开放进行交易的日子。

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: The NASDAQ Stock Market。

“交易市场”指普通股在相关日期上市或报价交易的以下任一市场或交易所：纳斯达克股票市场。

“Transaction Documents” means this Agreement, and any other documents or agreements executed between the Company and the Purchaser in connection with the transactions contemplated hereunder.

“交易文件”指本协议，以及公司与购买方就本协议预期交易达成的任何其他文件或协议。

“Transfer Agent” , and any successor transfer agent of the Company.

“过户代理”指证券过户公司，即本公司现任的股票过户登记机构，其邮寄地址为德克萨斯州普莱诺市达拉斯北园大道2901号380室（邮编75093），以及本公司任何继任的过户代理机构。

ARTICLE II.

PURCHASE AND SALE

购买与销售

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchaser agrees to purchase, up to an aggregate of 335,821 shares of common stock of the Company. Upon receiving the Purchaser’s Subscription Amount on the Closing Date and the delivery by the Purchaser of the other items set forth in Section 2.2 deliverable at the Closing, the Company shall deliver the Shares to the Purchaser as determined pursuant to Section 2.2(a).

交割：在交割日，根据本协议条款及条件，公司同意向购买方出售且购买方同意购买总计335,821股公司普通股。公司应在交割日收到购买方支付的认购金额及购买方根据第2.2条交付的其他交割文件后，按第2.2(a)条规定向购买方交付股份

2.2 Deliveries. 交付义务

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser each of the following:

在交割日或之前，公司应向购买方交付或促使交付以下各项：

(i) this Agreement duly executed by the Company; 本公司正式签署的本协议

(ii) subject to the last sentence of Section 2.1, a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver the Shares equal to the Purchaser’s Subscription Amount divided by the Per Share Purchase Price, in the name of the Purchaser. 根据第2.1节最后一句的规定，向过户代理人提交不可撤销指令副本，指示过户代理人以认购方名义交付股份，股份数量等于认购方认购金额除以每股购买价格。

(b) On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company, as applicable, the following:

在交割日或之前，购买方应根据适用情况向公司交付或促使交付以下内容：

(i) this Agreement duly executed by the Purchaser; and 本协议由购买方正式签署

(ii) the Purchaser’s Subscription Amount in US Dollar or equivalent RMB by wire transfer to the bank account directed by the Company. The exchange rate between US Dollar and RMB in the Agreement shall be the rate equal to the middle rate published by the People’s Bank of China on the effective date of the Agreement 购买方应通过电汇方式将认购金额（以美元或等值人民币计）汇至公司指定的银行账户。本协议中美元与人民币的汇率应按照中国人民银行在协议生效当日公布的中间价汇

率。

2.3 Closing Conditions. 交割条件

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

本公司在下文所述的交割义务需满足以下条件：

(i) the accuracy when made and on the Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

购买方在本协议中所作的声明与保证在作出时及交割日均为准确（若某项声明与保证明确特定日期，则在该特定日期准确）

(ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

购买方需于交割日或之前履行的所有义务、约定及协议均已履行完毕；

(iii) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement on or prior to the Closing Date.

购买方已根据本协议第2.2(b)条在交割日或之前交付相关文件或物品。

(b) The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

购买方的交割义务需满足以下条件：

(i) the Company has filed the required regulatory notifications and/or obtained necessary regulatory approval (including any notification with or approval by The Nasdaq

公司已就本协议拟议交易完成所需的监管备案及/或取得必要的监管批准（包括向纳斯达克股票市场提交的通知或取得的批准，如适用）；

(ii) the Company has obtained approval by the Board of Directors of the Company of the transaction to be contemplated by this Agreement;

公司已取得董事会就本协议拟议交易的批准；

(iii) the accuracy when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they will be accurate as of such date);

公司在本协议中所作的声明与保证在作出时及交割日均为准确（若某项声明与保证明确特定日期，则以该特定日期为准）

(iv) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

公司需于交割日或之前履行的所有义务、约定及协议均已履行完毕

(v) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement on or prior to the Closing Date; and

公司已根据本协议第2.2(a)条在交割日或之前交付相关文件或物品

(vi) there shall have been no material adverse effect with respect to the Company since the date hereof.

自本协议签署日起，公司未发生重大不利影响

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

声明与保证

3.1 Representations and Warranties of the Company. Except as indicated in the SEC Reports, the Company hereby represents and warrants to the Purchaser as of the date of this Agreement and as of the Closing Date as follows:

公司的声明与保证：除SEC报告中另有说明外，公司特此向购买方作出如下声明与保证（截至本协议签署日及交割日均有效）：

(a) Organization and Qualification. The Company and each of the Subsidiaries, if any, is an entity duly incorporated or otherwise organized and validly existing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

组织与资格：公司及每家子公司（如有）均为根据其拥有或租赁资产、开展业务所在司法管辖区的法律正式注册或以其他方式合法成立并有效存续的实体，具备拥有和使用其资产及开展现有业务所需的全部权力与授权。

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals (as defined below).

授权与执行：公司拥有必要的公司权力及权限签署本协议及其他交易文件、完成协议拟议交易，并履行其在本协议及相关文件项下的义务。公司签署及交付本协议及其他交易文件，以及完成相关交易，均已通过公司内部所有必要授权程序，除所需批准（定义见下文）外，无需公司、董事会或股东另行采取任何行动

(c) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any governmental authority or any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents or the offer, issue and sale of the Shares, other than: (i) the disclosure filing required for this Agreement, (ii) such filings as are required to be made under applicable state securities laws, and (iii) such consents, waivers and authorizations that shall be obtained prior to the Closing (collectively, the “Required Approvals”).

备案、同意与批准：除以下事项外，公司无需就签署、交付或履行交易文件或发行及出售股份取得任何政府机构、法院或其他主体的同意、豁免、授权或命令，或向其提交任何通知、备案或注册：

(i) 本协议要求的信息披露备案；

(ii) 根据适用州证券法要求的备案；

(iii) 交割前需取得的同意、豁免及授权（统称“所需批准”）

(d) Authorization of the Shares. The Shares to be sold by the Company and their issue and sale are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and free and clear of all Liens imposed by the Company.

股份授权：公司拟出售的股份已获正式授权，且根据相关交易文件发行并获支付对价后，该等股份将被合法有效发行，全额缴付且无公司设定的任何留置权。

(e) Capitalization. Except as may be described in the SEC Reports, all of the issued share capital of the Company has been duly and validly authorized and issued, is fully paid and non-assessable.

股本结构：除SEC报告中可能描述的情形外，公司所有已发行股本均经合法有效授权及发行，且已全额缴付、无需股东额外出资。

(f) SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto, documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”).

SEC报告：公司已根据《证券法》及《交易法》（包括其第13(a)条及第15(d)条要求），在过去两年内（或法律要求提交的更短期限内）提交所有需提交的报告、表格、声明及其他文件（包括附件及引用文件，统称“SEC报告”）。

(g) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

投资公司：公司并非且非《1940年投资公司法》（经修订）定义的“投资公司”的关联方，且在收到股份对价后亦不会成为该等投资公司或其关联方。

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as made of a specific date stated therein, in which case they shall be accurate as of such date):

购买方的声明与保证：购买方特此向公司作出如下声明与保证（截至本协议签署日及交割日均有效，若声明针对特定日期作出，则以该日期为准）

(a) Organization; Authority. The Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

组织与权限：购买方为依法正式注册或成立、有效存续且状况良好的个人或实体（根据其注册地或成立地法律），具备签署交易文件、完成拟议交易及履行相关义务的全部权力（如公司、合伙、有限责任公司等相应权限）。交易文件的签署、交付及交易履行已获购买方内部所有必要授权程序。购买方作为当事方签署的每份交易文件，一经按本协议条款交付，即构成对其有效且具法律约束力的义务，可根据条款强制执行。

(b) Understandings or Arrangements. The Purchaser is acquiring the Shares for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Shares (this representation and warranty not limiting the Purchaser’s right to sell the Shares in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Shares as principal, not as nominee or agent, and not with a view to or for distributing or reselling the Shares or any part thereof in violation of the Securities Act or any applicable state securities law.

交易意图与安排：购买方声明其以自身名义购买股份，且未与任何第三方达成直接或间接的股份分销安排或协议（本声明不影响购买方依据联邦及州证券法合法出售股份的权利）。购买方系作为本人（非代理人或名义持有人）购买股份，且无意违反《证券法》或任何州证券法进行分销或转售。

(c) Foreign Investors. The Purchaser hereby represents that it has satisfied itself as to the full observance by the Purchaser of the laws of its jurisdiction applicable to the Purchaser in connection with the purchase of the Shares or the execution and delivery by the Purchaser of this Agreement and the Transaction Documents, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to the purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the Purchaser’s purchase, holding, redemption, sale, or transfer of the Shares. The Purchaser’s subscription and payment for, and continued beneficial ownership of, the Shares will not violate any securities or other laws of the Purchaser’s jurisdiction applicable to the Purchaser.

外国投资者合规：购买方声明其已确保完全遵守其所在司法管辖区适用于本次股份购买及协议签署的法律要求，包括：(i) 股份购买的法定条件；(ii) 外汇管制限制（如适用）；(iii) 需取得的政府或其他主体同意；(iv) 与股份购买、持有、赎回、出售或转让相关的所得税及其他税务后果（如有）。购买方认购、支付及持续持有股份的行为，均不违反其所在司法管辖区的证券或其他法律。

(d) Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investme

投资经验：购买方（单独或通过其代表）具备评估本次投资风险与收益所需的商业及财务知识与经验，并已完成相关评估。购买方能够承担股份投资的经济风险，且在当前财务状况下可承受投资全部损失。

(e) Access to Information. The Purchaser acknowledges that it has had the opportunity to review the Transaction Documents and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

信息获取：购买方确认其已审阅交易文件及SEC报告，并享有以下权利：(i) 向公司代表询问股份发行的条款、风险及收益，并获得解答；(ii) 获取充分公司信息（包括财务状况、业务、资产、管理层及前景）以评估投资；(iii) 获得公司持有或可合理获取的必要补充信息以作出知情投资决策。

(f) Regulation S. The Purchaser is a non-U.S. person (as such term is defined in Rule 902 of Regulation S under the Securities Act) and is not acquiring the Shares for the account or benefit of a U.S. person. The Purchaser will not, within six (6) months of the date of the transfer of the Shares to the Purchaser, (i) make any offers or sales of the Shares in the United States or to, or for the benefit of, a U.S. person (in each case, as defined in Regulation S) other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act, or (ii) engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act. Neither the Purchaser nor any of the Purchaser’s Affiliates or any person acting on his/her or their behalf has engaged or will engage in directed selling efforts (within the meaning of Regulation S) with respect to the Shares, and all such persons have complied and will comply with the offering restriction requirements of Regulation S in connection with the offering of the Shares outside of the United States.

《S条例》合规：购买方为非美国人士（定义见《证券法》《S条例》第902条规则），且非为美国人士账户或利益购买股份。购买方承诺：在股份转让后六个月内，(i) 不在美国境内或向美国人士（定义见《S条例》）要约或出售股份（除非符合《S条例》或其他注册豁免）；(ii) 不进行与股份相关的对冲交易（除非符合《证券法》）。购买方及其关联方或代表均未且不会针对股份实施定向销售努力（定义见《S条例》），并将遵守《S条例》关于境外发行的所有限制要求。

(g) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Purchaser first discussed the transaction with the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending on the date when this Agreement is publicly disclosed by the Company. The Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

特定交易与保密：除完成本协议拟议交易外，自购买方首次与公司或其代表讨论交易实质条款起至公司公开披露本协议之日止，购买方及任何代表其行事的主体均未直接或间接买卖（包括卖空）公司证券。购买方对本交易相关信息（包括交易存在及条款）严格保密。

(h) Purchaser Status. At the time the Purchaser was offered the Shares, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

合格投资者身份：购买方在获授股份时及本协议签署日均符合《证券法》第501(a)规则定义的“合格投资者”标准。且截至本协议签署日仍持续满足该资质要求。

(i) No Registration. The Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act or applicable securities laws of any state or country and therefore the Shares cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and applicable state securities laws or exemptions from such registration requirements are available.

股份未注册声明：购买方知悉股份未根据《证券法》或任何州/国家证券法注册，因此除非后续完成注册或符合豁免条件，否则不得出售、质押、转让或以其他方式处置股份。

(j) No General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

非公开招揽：购买方并非因任何报纸、杂志或类似媒体上刊登的广告、文章、通知或其他关于股份的通讯，或通过电视、广播播出的内容，或在任何研讨会或其他一般性招揽或一般性广告中呈现的信息而购买这些股份。

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

双方其他协议

4.1 Reservation of Securities. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

证券预留：截至本协议签署之日，公司已预留并将持续预留足量普通股股份，该等股份在任何时候均不得附带优先认购权，其数量须足以根据交易文件要求全额履行公司义务，并依据交易文件条款进行发行。

4.2 Certain Transactions and Confidentiality. The Purchaser covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending on the date when this Agreement is publicly disclosed by the Company. The Purchaser also covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, the Purchaser will maintain the confidentiality of the existence and terms of this transaction. 、

特定交易与保密条款：购买方承诺：自本协议签署之日起至公司公开披露本协议之日止，其本身或任何代表其行事的关联方（或依据与其达成的任何谅解行事者）均不得进行任何买卖操作，包括对该公司证券的卖空交易。买方进一步承诺，在公司公开披露本协议所涉交易前，将对本次交易的存在及条款严格保密。

4.3 Legends. The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. The Purchaser agrees to the imprinting, so long as is required by this Section 4.3, of a legend on all of the certificates evidencing the Shares in the following form:

股份标识条款：股份的处置必须符合联邦及州证券法的规定。对于任何股份转让（依据有效注册声明或《144规则》进行的转让除外），公司可要求转让方向公司提供由转让方选定且公司合理认可的法律顾问意见书，该意见书的形式与实质内容应使公司合理满意，其核心内容是声明该转让无需根据《证券法》对拟转让股份进行注册。购买方同意，只要本节第4.3条有要求，即应在所有股份证明文件上加印以下格式的图例说明：

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

“本证券未依据修订后的1933年证券法（简称“《证券法》”）的注册豁免条款在美国证券交易委员会或任何州证券委员会注册，不得出售、质押或转让，除非依据有效注册声明或豁免注册要求。”

4.4 Registration Rights Within 180 days from the effective date of this Agreement, the Company shall use its best efforts to file a registration statement on Form S-1 or Form S-3 or on such other form promulgated by the SEC for which the Company then qualifies for the registration of the Shares for their resale by the Purchaser.

注册权： 自本协议生效之日起180天内，公司应尽最大努力提交S-1表格或S-3表格的注册声明，或美国证券交易委员会颁布的其他适用表格（以公司当时符合资格的表格为准），以便为买方转售股份进行登记。

ARTICLE V.

MISCELLANEOUS

其他条款

5.1 Termination. This Agreement may be terminated by the Company or the Purchaser by written notice to the other party if the Closing has not been consummated on or before March 31, 2025; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

协议终止：若交割未于2025年 月 日前完成，任何一方可书面终止协议；但此终止不影响守约方追究违约方而提起诉讼的权利。

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

费用承担：除交易文件另有明确规定外。各方应自行承担其顾问、律师、会计师及其他专家（如有）的费用与开支，以及该方为协商、准备、签署、交付及履行本协议所产生的一切其他费用。

5.3 Entire Agreement. The Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

完整协议：交易文件包含各方就本协议及其相关事项达成的全部共识，并取代此前所有口头或书面的相关协议与谅解。各方确认，先前协议内容均已并入本文件及其附件与附表。

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

通知：本协议项下要求或允许提供的所有通知或其他通讯或交付均应采用书面形式，并在以下最早时间视为已送达并生效：(a) 若该通知或通讯在交易日纽约时间下午5:30或之前通过传真送达，则为发送当日；(b) 若该通知或通讯在非交易日或交易日纽约时间下午5:30之后通过传真送达，则为发送日的下一个交易日；(c) 若通过美国全国认可的隔夜快递服务寄送，则为邮寄日后的第二个(2nd)交易日；(d) 实际被通知方收到之日。此类通知和通讯的地址应如随附签字所示

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

修订与弃权：本协议任何条款的放弃、修改、补充或修订，均须以书面文件形式作出——修改须由公司和购买方共同签署，弃权须由被要求执行该弃权条款的一方签署。对于本协议任何条款、条件或要求的违约弃权，不应被视为对未来持续违约的弃权、对后续违约的弃权或对本协议其他条款、条件或要求的弃权；任何一方延迟或未行使本协议项下的权利，均不应损害该方行使任何此类权利。

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

标题：本协议中的标题仅为方便起见而设，不构成本协议的一部分，也不得被视为限制或影响本协议的任何条款。

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. No party hereto may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company and the Purchaser.

继承人与受让人：本协议对各方及其继承人和允许的受让人具有约束力，并使其受益。未经公司和购买人事先书面同意，任何一方不得转让本协议或本协议项下的任何权利或义务。

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in this Section 5.8.

无第三方受益人：本协议旨在为本协议各方及其各自的继承人和允许的受让人谋取利益，除本第5.8节另有规定外，不得为任何其他人的利益而执行本协议的任何条款，也不得由任何其他人执行本协议的任何条款。

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the Clark County, Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Clark County, Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

管辖法律：所有关于交易文件的解释、有效性、执行及解释的问题，均应依照内华达州内部法律进行管辖、解释和执行，不适用其法律冲突原则。各方同意，所有关于本协议及任何其他交易文件所涉交易（无论是对本协议一方或其关联公司、董事、高管、股东、合伙人、成员、员工或代理人提起）的解释、执行与抗辩的法律程序，应专属由内华达州克拉克郡的州法院及联邦法院管辖。各方在此不可撤销地接受内华达州克拉克郡州法院及联邦法院对任何因本协议或相关交易（包括任何交易文件的执行）引起的争议的专属管辖权，并不可撤销地放弃在任何诉讼、行动或程序中提出关于法院无个人管辖权、程序不适当或管辖地不便的主张。各方在此不可撤销地放弃法律文书的当面送达，同意通过挂号信、认证邮件或隔夜快递（附送达证明）将文书副本寄送至本协议规定的通知地址即视为有效送达，并认可该送达方式构成充分有效的法律文书送达与通知。本协议任何内容均不得被视为限制以法律允许的其他方式送达法律文书的权利。

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares. The terms of this Article V shall survive any termination of the Agreement pursuant to Section 5.1.

存续条款：本协议所含之声明与保证应在交割完成及股份交付后继续有效。本协议第五条之条款效力应持续至根据第5.1条款终止协议之时。

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

执行：本协议可以签署两份或多份副本，所有副本合并构成同一份协议，并在各方签署副本并相互交付后生效，各方无需签署同一份副本。如任何签名通过传真传输或“.pdf”格式数据文件的电子邮件交付，则该签名对签署方（或其代表签署方）具有与传真或“.pdf”签名页原件同等效力的法律约束力。

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

可分性条款：若本协议任何条款、规定、约定或限制被具有管辖权的法院判定为无效、非法、无约束力或不可执行，本协议其余条款、规定、约定和限制仍将保持完全效力且不受任何影响、减损或失效。协议各方应尽商业合理努力寻求替代方案，以实现与被判定条款、规定、约定或限制相同或基本相同的预期效果。双方特此声明并约定：即使不包含任何后续可能被宣告无效、非法、无约束力或不可执行的条款，各方仍将执行本协议其余条款、规定、约定和限制。

5.13 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

非工作日顺延：截止日为非法定工作日的，顺延至下一工作日

5.14 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. The English version of this Agreement, regardless of whether a translation in any other language is or will be made, shall be the only authentic version.

合同构建：各方同意，其各自及/或其法律顾问均已审阅并有机会修订交易文件，因此在解释交易文件或其任何修正案时，不适用“对起草方不利解释”的常规合同解释规则。此外，所有交易文件中关于普通股股价及股份数量的表述，均需根据本协议签署后发生的股票反向分割、正向分割、合并及其他类似交易进行调整。本协议英文版本为唯一具有法律效力的文本，无论是否存在或将要制作其他语言译本。

5.15 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

陪审团审判弃权声明：在任何司法管辖区内，由任何一方针对另一方提起的任何诉讼、案件或法律程序中，各方在此明确、无条件、不可撤销且永久地放弃陪审团审判权利，此项弃权系各方在适用法律允许的最大范围内，明知且故意作出的。

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

兹证明，本《证券购买协议》已由各方授权代表于本协议首页所述日期正式签署。

公司签署栏	SMART POWERR CORP.

By:
姓名：	Name:
职务：	Title:	Chairman
地址：	Address:

By:
名字：	Name:
地址：	Address:

SUPPLEMENTAL AGREEMENT TO THE SECURITIES PURCHASE AGREEMENT

证券购买协议之补充协议

THIS SUPPLEMENTAL AGREEMENT AND THE SECURITIES PURCHASE AGREEMENT RELATES TO AN OFFER AND SALE OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S (AS DEFINED HEREIN) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

本证券购买协议与补充协议与向非美国人士（见协议中定义）邀约出售证券的离岸交易相关，遵循美国1933年证券法及其修订案（“证券法”）下的S条例（见协议中定义）。

NONE OF THE SECURITIES TO WHICH THIS SUPPLEMENTAL AGREEMENT AND THE SECURITIES PURCHASE AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

本证券购买协议与补充协议相关证券未根据证券法或美国其它证券法注册，且除非进行该等注册，证券不得直接或间接在美国境内或向美国人士（见协议中定义）邀约或出售，但是符合证券法S条例中条款的、根据证券法下有效注册声明的、或根据证券法中可用豁免的、或不受证券法注册规定的交易的，且在上述各种情况下均符合相关州证券法的情况除外。

This Supplemental Agreement (this “Supplemental Agreement”) to the Securities Purchase Agreement dated May 13, 2025 (the “Original Agreement”) is made and entered into as of ______________ (the “Effective Date”), by and between:

本证券购买协议之补充协议（“补充协议”）系对2025年5月13日签署的证券购买协议（“原协议”）之补充，补充协议由以下双方于______________（“生效日”）签署并生效:

(1) Primega Group Holdings Limited (ZDAI), a company incorporated in the Cayman Islands with limited liability. (the “Company”); and

Primega Group Holdings Limited (ZDAI)，注册于开曼群岛（“公司”）；及

(2) ___________________ (“the Purchaser”)

_____________________（“购买方”）。

(The Company and the Purchaser are individually referred to as a “Party” and collectively as the “Parties.”) （公司与购买方单独称为“一方”，合称为“双方”。）

RECITALS 前言

WHEREAS, subject to the terms and conditions set forth in this Supplemental Agreement, the Original Agreement, and pursuant to the provisions of Regulation S (“Regulation S”) promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act, the Company desires to issue and sell to the Purchaser, and the Purchaser, desires to purchase from the Company, securities of the Company as more fully described in this Agreement (collectively, the “Offering”).

鉴于，受制于原协议及本补充协议的条款和条件并根据证券法下证券交易委员会（以下简称“证交会”）颁布的S条例的条款（以下简称“S条例”），公司希望发行并向认购人销售本协议下文中更详细描述的公司证券，而认购人各自而非与其他认购人共同地希望从公司购买该公司证券（以下简称“邀约”）。

WHEREAS, the Parties wish to supplement and further clarify certain essential conditions and provisions regarding conditions precedent, investor qualification, compliance, and related obligations governing the transactions contemplated by the Original Agreement;

鉴于，双方现拟通过本补充协议对原协议所述交易中的若干重要前提条件、投资人资格、监管合规及相关义务予以补充和明确；

NOW, THEREFORE, in consideration of mutual covenants contained herein and the Original Agreement, the Parties hereby agree as follows:

基于补充协议与原协议下的双方共同承诺，经双方一致同意如下：

1. DEFINITIONS AND INTERPRETATION 定义与解释

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Original Agreement. This Supplemental Agreement shall constitute an integral part of the Original Agreement and shall be interpreted and enforced together as one unified agreement. Unless explicitly amended herein, all provisions of the Original Agreement remain in full force and effect.

本补充协议中未另行定义的术语应具有原协议中相同定义。本补充协议构成原协议不可分割的一部分，应与原协议共同解释并执行。除本协议明确修订外，原协议中的其他所有条款继续具有完全效力。

2. DUE DILIGENCE & INVESTOR QUALIFICATION CONDITIONS 尽职调查与投资人资格前提条件

2.1 Comprehensive Investor Due Diligence 全面投资人尽职调查

The Parties acknowledge the Purchaser’s participation in the transaction requires strict compliance with applicable U.S. federal securities laws, including but not limited to regulations promulgated by the Securities and Exchange Commission (“SEC”), Financial Industry Regulatory Authority (“FINRA”) rules and relevant securities laws.

双方确认购买方参与本次交易须严格遵守美国联邦证券法律法规，包括（但不限于）美国证券交易委员会（“SEC”）、金融业监管局（“FINRA”）及适用证券法律法规的各项规定。

2.2 Conditions to Transaction Effectiveness 交易生效条件

Notwithstanding anything to the contrary in the Original Agreement, the closing and effectiveness of the transaction are expressly conditioned upon:

尽管原协议另有约定，双方明确本次交易的交割和生效须满足以下条件：

(i) Satisfactory Due Diligence 尽职调查

Satisfactory completion of investor due diligence conducted by the Company (in its reasonable discretion), including without limitation investor suitability, identity verification, compliance with anti-money laundering (“AML”), know-your-customer (“KYC”), accredited investor or qualified non-U.S. investor status, and regulatory compliance; and

公司（依其合理裁量）完成投资人尽职调查，包括，但不限于，对购买方投资适格性、身份核查、反洗钱（“AML”）、客户识别（“KYC”）合规、“合格投资人”或”合格境外投资人”身份及监管合规的确认；及

(ii) Compliance with Legal Requirements 合法合规

Purchaser’s continued compliance with all applicable laws, regulations, rules, and guidance related to its investment contemplated hereby.

购买方持续遵守与本次投资相关的所有适用的法律、法规、规则及指引。

2.3 Company’s Right of Rescission and Refund 公司解约及退款权

If, after due diligence, the Company reasonably determines the Purchaser does not satisfy the necessary legal qualifications or conditions, the Company may:

若公司经过尽职调查合理认为购买方不满足法定所需资格或条件，公司可：

(i) Immediately rescind and terminate the Original Agreement and this Supplemental Agreement by written notice;

立即以书面通知解除并终止原协议及本补充协议；

(ii) Within seven (7) business days after such notice, refund (without deduction or interest) the Subscription Amount previously paid by the Purchaser to its designated bank account; and

在发出该通知后的七（7）个工作日内，向购买方指定账户全额退还其此前支付的认购款（不扣除费用、亦不支付利息）；及

(iii) Upon refund, neither Party shall thereafter have any further claim, liability, obligation, or recourse against one another related to the transaction contemplated.

退款完成后，双方互不追究，亦不存在本次拟议交易相关的任何进一步责任、义务或追索权。

3. INVESTOR REPRESENTATIONS, WARRANTIES, AND COVENANTS 投资人补充声明、保证及承诺

3.1 Private Placement; Transfer Restrictions 私募交易及转让限制

Purchaser acknowledges the Shares purchased hereunder are not and will not be registered under applicable securities laws. Therefore, subsequent transfer is strictly restricted by applicable laws and contractual obligations.

购买方确认，其根据本协议认购之股份未注册证券登记，因此该等股份的转让受严格法律及合同约定限制。

3.2 No Manipulation or Short Sales 禁止操纵市场与卖空交易

Purchaser reaffirms it has not undertaken and will refrain from engaging in manipulative or deceptive practices or “Short Sales” (as defined under Regulation SHO, Securities Exchange Act of 1934) involving securities of the Company during applicable prohibited periods.

购买方再次确认，其未曾亦将不会于适用的禁限期间进行任何操纵、欺诈或卖空（定义见《1934年证券交易法》SHO条例）公司证券的行为。

3.3 Regulation S Exemption. S 条例豁免条款。

The Purchaser acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state and provincial securities laws. The Purchaser understands that the Shares are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents, warrants and agrees that:

认购人确认且同意股票未根据证券法或美国任何州“蓝天”证券法注册，且仅在证券法定义中的非公众邀约交易中进行邀约，且，除非进行该等注册，不得在美国境内或向美国人士（见协议中定义）出售，但是根据证券法下有效注册声明的、或根据证券法中可用豁免的、或不受证券法注册规定的交易的，且在上述各种情况下均符合相关州证券法的情况除外。认购人理解，将要向其提供并出售的股票依赖于美国联邦和州证券法中S条例规定的注册要求的豁免。公司将依赖于认购人在协议里的陈述、保证、合意、确认和理解的真实性和准确性为上述用途与目的决定豁免条款在其中的适用性和认购人获得股票的适当性。就这点而言，认购人陈述，保证并同意：

(i) The Purchaser is not a U.S. Person and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A “U.S. Person” means any one of the following:

认购人非美国人士，也非公司的关联人士（根据证券法501（b）条款的定义），且认购人购买的股票不为美国人士的目的或利益。 “美国人士” 定义为下列中的任意一种：

(A)	any natural person resident in the United States of America;

任何在美国的自然人居民；

(B)	any partnership, limited liability company, corporation or other entity organized or incorporated under the laws of the United States of America;

基于美国法律组织或设立的任何合伙企业、有限责任公司、公司或者其他实体；

(C)	any estate of which any executor or administrator is a U.S. Person;

以美国人士为执行人或管理人的任何财产；

(D)	any trust of which any trustee is a U.S. Person;

受托人是美国人士的任何信托；

(E)	any agency or branch of a foreign entity located in the United States of America;

任何位于美国的外国机构的代理人或分支；

(F)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person

任何经纪人或其他受托人拥有的，为美国人士的利益所设的非全权买卖账户或类似账户（除财产或信托）；

(G)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

任何经纪人或其他受托人设立、组成的或（如果是个人）居民拥有的全权买卖账户或类似账户（除了财产或信托）；

(H)	any partnership, company, corporation or other entity if:

任何合伙企业，组织、公司或其他实体，如果其：

(1)	organized or incorporated under the laws of any foreign jurisdiction; and

基于任何外国管辖地的法律设立或组成；和

(2)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

由美国人士以证券法中投资未注册的证券为主要目的， 除非是由非自然人，财产或信托的实体的合资格投资者（根据证券法第501（a）条款）设立或组成或拥有 。

(ii) At the time of the origination of contact concerning this Original Agreement and Supplemental Agreement and the date of the execution and delivery of this Original Agreement and Supplemental Agreement, the Purchaser was outside of the United States.

在协议开始沟通和签署日和协议的交付日时，认购人在美国境外。

(iii) The Purchaser realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Purchaser has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser does not have any such intention.

认购人了解，尽管作出相关陈述，但如果认购人认购仅意图为在未来一定期间内持有股票、或为市场上涨、或为在市场未上涨的情况下出售，则豁免的依据可能不存在。认购人没有上述意图。

(iv) The Purchaser will not, during the period commencing on the date of issuance of the Shares and ending six months after such date (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, unless such Shares have been registered for resale pursuant to the Securities Act, or otherwise in a manner that is not in compliance with Regulation S.

认购人不会在自发行股票日到其后6个月期间内（“受限制期限”）内，在美国进行股票的邀约、出售、质押或另外转让，或为美国人士利益或目的向其转让（除非股票的转让已在证券法下注册），或以任何其他不遵守S条例的方式进行邀约、出售、质押或另外转让。

(v) The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

认购人将在受限制期限届满后，根据证券法中的注册规定或者适用豁免条款，并依照适用的州和外国证券法邀约、出售、质押或者转让股票。

(vi) The Purchaser was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

在受限制期限届满前，认购人未在美国参与任何股票的卖空或者任何关于股票的对冲交易，包括但不限于，任何看涨、看跌或其他期权交易，期权出售或股权互换。

(vii) Neither the Purchaser nor or any person acting on its, his or her behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Purchaser and any person acting on its, his or her behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

认购人或任何作为其代表的人士不能已参与或将参与任何直接将股票出售给美国人士的行为，且认购人和任何作为其代表的人士已遵守并将遵守证券法中S 条例的“邀约限制”要求。

(viii) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

本协议计划的交易未与在美国境内的买家在或与美国人士预先安排，也非规避证券法注册要求计划或方案中的一部分。

(ix) Neither the Purchaser nor any person acting on its, his or her behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

认购人或任何作为其代表的人士未进行或采取对于股票可被合理预计影响美国的市场情况、其领地和财产的行为。认购人同意不使任何关于股票的广告出现在报纸或者期刊或者在任何公共场所张贴，不发行任何关于股票的通知，除非广告包含证券法S条例中的陈述，并且位于离岸且不在美国或其领土，并且要遵循任何当地可适用的证券法。

3.4 No Directed Selling Efforts in the United States. The Purchaser has not acquired the Shares as a result of, and will not itself, himself or herself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Purchaser may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

禁止在美境内的定向销售努力。认购人收购股票并非基于，且其自身不参与，任何在美国境内关于股票“直接出售”（见S条例中定义），包括为股票转售而进行的可被合理预计影响美国的市场情况行为；但条件是，认购人可以通过证券法及相关州证券法下的股票注册或对于注册规定的豁免或本协议中另外所作规定对股票进行出售或另外处置。

3.5 Economic Considerations. The Purchaser is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The Purchaser has relied solely on his or her own advisors.

经济因素。认购人不能依赖于公司或其关联或代理关于此投资中包括的经济因素。认购人仅依赖于其顾问。

3.6 Compliance with Laws. 遵守法律。

Any resale of the Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Purchaser will not offer to sell or sell the Shares in any jurisdiction unless the Purchaser obtains all required consents, if any.

任何根据S条例下902（f）条款在“发行合规期”内股票的转售必须仅在遵循S条例下注册豁免条款的情况进行。而且，任何此类在非美国管辖地的出售要遵循管辖地的法律。认购人不能在任何管辖地发出出售或者出售股票的邀约，除非认购人获得所有要求的同意（若有）。

IN WITNESS WHEREOF, the Parties duly execute this Supplemental Agreement effective as of the Effective Date:

兹此，本补充协议自生效日起经双方正式签署生效。

Primega Group Holdings Limited

By (签署人):_________________________

Name (姓名):_______________________

Title (职位):________________________

[INVESTOR NAME][购买方姓名]

By (签署人):________________________

Name (姓名):_______________________

Address (地址) :_______________________

Title (职位):________________________ (如个人购买方则此处留空)

INVESTOR SUITABILITY QUESTIONNAIRE

FOR NON-U.S. INVESTORS AS DEFINED IN RULE 902 OF REGULATION S

投资方适格性调查

（S条例902规则下非美国投资者）

CONFIDENTIAL

保密

Primega Group Holdings Limited. (the “Company”) will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws.

Primega Group Holdings Limited. (“公司”) 将使用以下对问卷的回答判断潜在投资者是否在联邦和州证券法下适格。

Please complete, sign, date and return one copy of this questionnaire as soon as possible, via mail or electronic mail, to:

请尽快完成、签字、注明日期并将此问卷的复印件，通过邮寄或电邮方式发回至：

Name of the Company contact person:

公司管理人员姓名：

Contact information:

公司管理人员联系方式：

Name: 姓名

(EXACT NAME AS IT SHOULD APPEAR ON SECURITIES)

（显示在证券上的准确姓名）

1. Please indicate the country in which you maintain your principal residence and how long you have maintained your principal residence in that country.

请填写您主要居住地国家及居住在此国家的时间。

Country:

国家： ____________________________________

Duration:

期间： ____________________________________

Address:

地址： ____________________________________

Email Address:

电子邮件: ____________________________________

You agree that the Company may present this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws. You represent that the information furnished in this questionnaire is true and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with federal and state securities laws. You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment.

您同意，公司可能将此问卷出示给有关人士以证明公司认为在联邦和州证券法下此股票认购可以适用登记豁免。您表示在此问卷内填写的信息是真实及正确的，且您知悉公司及其代表将依此信息的真实准确性遵守联邦和州证券法律。您同意，在投资前就前述信息可能出现的任何改动将及时通知公司。

(Signature)
（签名）

Title or capacity of signing party if the Purchaser is partnership, corporation, trust or other non-individual entity 签字方的名称或身份（如果认购方是合伙、公司、信托或其他非个人实体）

Date
日期:

I. INDIVIDUAL INVESTORS:

第1部分 个人投资方：

(Investors other than individuals should turn to Part II)

（非个人投资方应填写第2部分）

INITIAL EACH BOX TRUE OR FALSE OR COMPLETE, AS APPROPRIATE

在每个框内注明“是”或“否”或“完整”，回答视情况而定

Disclosure of Foreign Citizenship.

外国国籍披露

1.	______ ______ True 是 False 否	You are a citizen of a country other than the United States. 您是除美国以外的其他国家的公民。

2.	______________	If the answer to the preceding question is true, specify the country of which you are a citizen. 如果上一问题的答案为是，请指明您是哪个国家的公民。

Verification of Status as a Non-“U.S. Person” under Regulation S. 根据美国证券法Regulations S确认非“美国人士”身份

3.	______ ______ True 是 False 否	You are a natural person resident in the United States. 您是一个居住在美国的自然人。

PLEASE PROVIDE COPIES OF THE IDENFICATION DOCUMENTS ISSUED BY THE COUNTRY OF WHICH YOU ARE A CITIZEN.

请提供您国籍所在国家签发的身份证件副本。

PLEASE TURN TO PART III AND SIGN AND DATE THIS QUESTIONNAIRE

请转至第3部分并为此问卷签署姓名和注明日期

II. NON-INDIVIDUAL INVESTORS:*

第2部分 非个人投资方*

(Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership, trust or other entity)

(仅在投资人为公司、合伙企业、信托机构或其他实体时回答第二部分）。

If the investment will be made by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity.

如果将有多于一个相关实体进行投资，请为每一个实体各完成一份此调查

PLEASE PROVIDE COPIES OF THE FORMATION DOCUMENTS ISSUED BY THE COUNTRY IN WHICH YOU WERE FORMED.

请提供成立所在国家出具的成立文件的复印件

INDICATE IN EACH BOX TRUE OR FALSE

在每个框内标明 “是”或 “否”

Disclosure of Foreign Ownership.

外国所有权信息披露

1.	______ ______ True 是 False 否

You are an entity organized under the laws of a jurisdiction other than those of the United States or any state, territory or possession of the United States (a “Foreign Entity”).

贵司为非美国或任何美国境内或所有管辖权的州的法律管辖权下成立的实体（一个“外国实体”）

2.	______ ______ True 是 False 否

You are a corporation of which, in the aggregate, more than one-fourth of the capital stock is owned of record or voted by Foreign Citizens, Foreign Entities, Foreign Corporations (as defined below) or Foreign partnerships (as defined below) (a “Foreign Corporation”)

贵司是一个总共超过四分之一的股票或表决权由外国公民、外国实体、外国公司（下述定义）或外国合伙（下述定义）拥有的公司（一个“外国企业”）。

3.	______ ______ True 是 False 否

You are a general or limited partnership of which any general or limited partner is a Foreign Citizen, Foreign Entity, Foreign Government, Foreign Corporation or Foreign Partnership (as defined below) (a “Foreign Partnership”)

贵司是一个一般或有限合伙，其中任何一般或有限合伙人是外国公民、外国实体、外国政府、外国公司或外国合伙（下述定义）（一个“外国合伙”）。

4.	______ ______ True 是 False 否	You are a representative of, or entity controlled by, any of the entities listed in items 1 through 3 above. 贵司是上述第1项至第3项所列的任何实体的代表人、或被其所控制的实体。
Verification of Status as a Non-“U.S. Person” under Regulation S. 根据美国证券法Regulations S确认非“美国人士”身份
1.	______ ______ True 是 False 否	You are a partnership or corporation organized or incorporated under the laws of the United States. 贵司是美国法律下所组织或成立的合伙或公司。

2.	______ ______ True 是 False 否

You are an estate of which any executor or administrator is a U.S. Person. If the preceding sentence is true, but the executor or administrator who is a U.S. Person is a professional fiduciary and (i) there is another executor or administrator who is a non-U.S. Person who has shared or sole investment discretion with respect to the assets of the estate; and (ii) the estate is governed by foreign law, you may answer “False.”

贵司产权的执行人或管理人是美国人。如果前述为“是”，但是美国籍的执行人或管理人是一名职业财产信托人且（1）有另一名非美国籍的执行人或管理人共同或独自就产权资产作出投资决定；且（2）产权受外国法律约束，请回答“否”。

3.	______ ______ True 是 False 否

You are a trust of which any trustee is a U.S. Person. If the preceding sentence is true, but the trustee who is a U.S. Person is a professional fiduciary and (i) there is another trustee who is a non-U.S. Person who has shared or sole investment discretion with respect to the trust assets; and (ii) no beneficiary of the trust is a U.S. Person, you may answer “False.”

贵司为受托人是美国人士的信托。如果前述为“是”，但是美国籍的受托人是职业财产信托人且（1）有另一名非美国籍的受托人共同或独自就信托资产作出投资决定，且（2）无美国籍的信托受益人，请回答“否”。

4.	______ ______ True 是 False 否	You are an agency or branch of a foreign entity located in the United States. 贵司是位于美国的外国实体的代理方或分支。

5.	______ ______ True 是 False 否

You are a non-discretionary or similar account (other than an estate or trust) held by a dealer or fiduciary for the benefit or account of a U.S. Person.

贵司是证券经纪人或财产信托人为美国人的账户或其利益持有的非全权买卖或相似账户（除产权或信托）。

6.	______ ______ True 是 False 否

You are a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized or incorporated, or (if an individual) resident in the United States. If the preceding sentence is true, but such account is held by a dealer or other professional fiduciary organized or incorporated, or resident in the United States for the benefit or account of a non-U.S. Person, you may answer “False.”

贵司是美国境内证券经纪人或其他组织或成立、或居住（如果非个人）的信托所持有的全权买卖账户。如果前述为“是”，但是此账户为美国境内的证券经纪人或其他组织、成立、或居住的职业信托为非美国人账户或其利益持有的账户，请回答“否”。

7.	______ ______ True 是 False 否

You are a partnership or corporation that was organized under the laws of any foreign jurisdiction by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act not organized or incorporated. If the preceding sentence is true, but you were organized or incorporated and are owned by accredited investors (as defined in rule 501(a) of Regulation D) who are not natural persons, estates or trusts, you may answer “False.”

贵司是由美国人在任何外国管辖权法律下成立的为未经证券法注册的证券投资合伙或公司。如果前述为“是”，但您曾由合资格的投资者（非自然人、产权或信托）所成立或建立且拥有（D条例下501（a）款定义），请回答“否”。

8.	______ ______ True 是 False 否

You are an employee benefit plan established and administered in accordance with the law and customary practices and documentation of a country other than the United States.

贵司是按照非美国的国家的法律或惯用做法和文件建立和管理的职工福利计划。

9.	______ ______ True 是 False 否

You are an agency or branch of a U.S. Person located outside the United States that is (i) operated for valid business reasons; (ii) engaged in the business of insurance or banking; and (iii) subject to substantive insurance or banking regulation, respectively, where located.

贵司是在美国境外的美国人士的代理人或分支（1）为有效业务原由经营；（2）参与保险或银行业务；且（3）受所在地具体保险或银行规定约束。

10.	______ ______ True 是 False 否

You are the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, or one of their agencies, affiliates or pension plans.

贵司是国际货币基金、为重建或发展的国际银行、美国境内发展银行、亚洲发展银行、非洲发展银行、联合国或他们其一的代理方、关联方或养老计划。

III. SIGNATURE

第3部分 签字

You agree that the Company may disclose this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws. You represent that the information furnished in this questionnaire is true, complete and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with U.S. federal and state securities laws. You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment.

您同意，公司可能将此问卷出示给有关人士以证明公司认为在联邦和州证券法下此股票认购可以适用登记豁免。您表示在此问卷内填写的信息是真实及正确的，且您知悉本公司及其代表将依此信息的真实准确性遵守联邦和州证券法律。您同意，在投资前就前述信息可能出现的任何改动将及时通知本公司。

FOR INDIVIDUALS:
针对个人投资者

(Signature)
（签名）
Date:
日期:

FOR ENTITIES:
针对企业投资者

Name of Entity:
企业名称
(Signature)
(签名) ___________________________________________
Name of Signing Party
签字人姓名 ______________________________________
Title of Signing Party
签字人职位 ___________________________________
Date:
日期: ____________________________________________